UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 11, 2003
                                                 -------------------------------

J.P. Morgan Chase Commercial Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of August 11, 2003, relating to the J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-CIBC6)

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             (Exact name of registrant as specified in its charter)

        New York                     333-105805-01               13-3789046
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

270 Park Avenue
New York, New York                                                      10017
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (212) 834-9280
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         (Former name or former address, if changed since last report.)

Item 5. Other Events.

            Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-CIBC6. On August 11, 2003, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of August 11, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Wachovia Bank, National Association, as servicer, ARCap Servicing, Inc., as special servicer, Wells Fargo Bank Minnesota, N.A., as trustee, and LaSalle Bank National Association, as paying agent, of J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-CIBC6 (the "Certificates"), issued in twenty-five classes. The Class A-1, Class A-2, Class B, Class C, and Class D Certificates, with an aggregate scheduled principal balance as of August 11, 2003 of $944,761,000 were sold to J.P. Morgan Securities Inc., CIBC World Markets Corp., ABN AMRO Incorporated, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith, Inc. (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of July 31, 2003, by and among the Company and the Underwriters.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7. Financial Statements and Exhibits.

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                             Description
-----------------                       -----------

(EX-4) Pooling and Servicing Agreement, dated as of August 11, 2003, among J.P. Morgan Chase Commercial Mortgage Securities Corp., Wachovia Bank, National Association, ARCap Servicing, Inc., Wells Fargo Bank Minnesota, N.A., and LaSalle Bank National Association.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 21, 2003

                                        J.P. MORGAN CHASE COMMERCIAL
                                        MORTGAGE SECURITIES CORP.

                                        By:    /s/ Dennis Schuh
                                               ---------------------------------
                                        Name:  Dennis Schuh
                                        Title: Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

(EX-4)                  Pooling and Servicing Agreement,                (E)
                        dated as of August 11, 2003, among
                        J.P. Morgan Chase Commercial
                        Mortgage Securities Corp., Wachovia
                        Bank, National Association, ARCap
                        Servicing, Inc., Wells Fargo Bank
                        Minnesota, N.A. and LaSalle Bank
                        National Association.